Exhibit 10.1

AMENDMENT NO. 3 TO THREE-YEAR CREDIT AGREEMENT

(Extension)

Amendment No. 3 to Three-Year Credit Agreement, dated as of June 28, 2006 (this “Amendment”), among TYCO INTERNATIONAL GROUP S.A., a Luxembourg company (the “Borrower”), TYCO INTERNATIONAL LTD., a Bermuda company (the “Parent”) (and together with the Borrower, the “Principal Obligors”), each Lender party to the Agreement (as defined below), and BANK OF AMERICA, N.A. as Paying Agent (in such capacity, the “Paying Agent”).

WITNESSETH

WHEREAS, the Borrower, the Parent, the Lenders and the Paying Agent have entered into that certain U.S. $1,500,000,000 Three-Year Credit Agreement, dated as of December 22, 2003 (as amended by Amendment dated as of December 16, 2004 and Amendment No. 2 dated as of April 15, 2005, the “Agreement”);

WHEREAS, the Borrower, the Parent, the Paying Agent and the Lenders desire to further amend the Agreement in certain respects to, among other things, extend by one year the maturity date of the Agreement;

NOW THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.           Definitions and References.  Capitalized terms not otherwise defined herein shall have the meanings attributed thereto in the Agreement.

SECTION 2.           Amendments.

(a)          Section 1.01 of the Agreement is hereby amended by inserting the following new defined term immediately following the defined term “Amendment Effective Date”:

“Amendment No. 3 Fee Letter” means the letter dated as of June 12, 2006 among the Borrower, the Arrangers and the Co-Administrative Agents.”

(b)          Section 1.01 of the Agreement is hereby amended by deleting the definition of “Applicable Margin”, and inserting the following new definition in its place:

““Applicable Margin” means, with respect to any Eurodollar Rate Loan, either (i) for any Rating Level Period during which less than 50% of the Aggregate Commitments are being utilized, the rate per annum set forth in Schedule 1 opposite the reference to such Rating Level Period under the heading “Applicable Margin” and under the sub-heading “Less than 50% of Aggregate Commitments Utilized”, or (ii) for any Rating Level Period during which 50% or more of the Aggregate Commitments are being utilized, the rate per annum set forth in Schedule 1 opposite the reference to such Rating Level Period under the heading “Applicable Margin” and under the sub-heading “50% or More of Aggregate Commitments Utilized”; each change in the Applicable Margin resulting from a Rating Level Change or an Aggregate Commitment utilization change to be effective on the date of such Rating Level Change or utilization change, as the case may be.”

(c)          Section 1.01 of the Agreement is hereby amended by deleting the definition of “Fee Letters”, and inserting the following new definition in its place:

““Fee Letters” means, collectively, (a) the letter dated as of November 3, 2003 between the Borrower, the Arrangers and the Co-Administrative Agents, (b) the letter dated as of December 9, 2003 between the Borrower and the Paying Agent and (c) the Amendment No. 3 Fee Letter.”

(d)          Section 1.01 of the Agreement is hereby amended by deleting the definition of “Rating Level Period”, and inserting the following new definition in its place:

““Rating Level Period” means a Rating Level 1 Period, a Rating Level 2 Period, a Rating Level 3 Period or a Rating Level 4 Period; provided that:

(i)           “Rating Level 1 Period” means a period during which the Moody’s Rating is at or above A3 or the S&P Rating is at or above A-;

(ii)          “Rating Level 2 Period” means a period that is not a Rating Level 1 Period, during which the Moody’s Rating is at or above Baa1 or the S&P Rating is at or above BBB+;

(iii)         “Rating Level 3 Period” means a period that is not a Rating Level 1 Period or a Rating Level 2 Period, during which the Moody’s Rating is at or above Baa2 or the S&P Rating is at or above BBB;

and

(iv)         “Rating Level 4 Period” means a period that is not a Rating Level 1 Period, a Rating Level 2 Period or a Rating Level 3 Period;

and provided, further, that if the Moody’s Rating and the S&P Rating differ by one Rating Level, the higher Rating Level will apply for the Rating Level Period and if the Moody’s Rating and the S&P Rating differ by more than one Rating Level, then the applicable Rating Level Period shall be one Rating Level higher than the Rating Level resulting from the application of the lower of such ratings (for which purpose Rating Level 1 is the highest and Rating Level 3 is the lowest); and provided, further, that any period during which there is no Moody’s Rating and there is no S&P Rating shall be a Rating Level 4 Period.”

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(e)          Section 1.01 of the Agreement is hereby amended by deleting the definition of “Termination Date”, and inserting the following new definition in its place:

““Termination Date” means December 21, 2007 (or if such day is not a Business Day, the next preceding Business Day).”

(f)           Schedule 1 of the Agreement is hereby amended by deleting such schedule in its entirety and inserting in its place the Schedule 1 attached as Exhibit A hereto.

(g)          Schedule 2.01 of the Agreement is hereby amended by deleting such schedule in its entirety and inserting in its place the Schedule 2.01 attached as Exhibit B hereto.

SECTION 3.           Representations True; No Event of Default.  The Principal Obligors represent and warrant on and as of the date hereof and the Effective Date that:

(a)          The representations and warranties contained in Article V of the Agreement are correct on and as of each such date as though made on and as of each such date, except that (i) references therein to “2004” shall instead refer to “2005”, and (ii) references therein to “this Agreement”, “hereunder”, “herein” or words of like import, shall mean and be a reference to the Agreement as amended by this Amendment.

(b)          No event has occurred and is continuing, or would result from the execution and delivery of this Amendment, which constitutes an Event of Default or which, with the giving of notice and/or the passage of time, would constitute an Event of Default.

(c)          This Amendment has been duly authorized, executed and delivered on behalf of each of the Principal Obligors.

(d)          Each of this Amendment and the Agreement, as amended hereby, constitutes a legal, valid and binding obligation of each of the Principal Obligors, enforceable against each of the Principal Obligors in accordance with its terms, except as the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application relating to or affecting the rights and remedies of creditors generally or (ii) general principles of equity.

SECTION 4.           Ratification.  Except as amended hereby, the Agreement and all other documents executed in connection therewith (including without limitation, the Notes) shall remain in full force and effect.  The Agreement, as amended hereby, and all rights and powers created thereby or thereunder and under such other documents are in all respects ratified and confirmed.

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SECTION 5.           Conditions Precedent.  This Amendment will become effective on and as of the first date (the “Effective Date”) on which the following conditions shall have been satisfied (or waived in accordance with Section 10.01 of the Agreement):

(a)          The Paying Agent’s receipt of the following, each of which shall be originals, electronic copies or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Principal Obligor, each dated the Effective Date and each in form and substance satisfactory to the Paying Agent and its legal counsel:

(i)            executed counterparts of this Amendment sufficient in number for distribution to the Paying Agent, each Lender and the Principal Obligors;

(ii)           a certificate of the Secretary or Assistant Secretary of each Principal Obligor certifying (A) the charter, by-laws or other equivalent organizational documents of each Principal Obligor, (B) resolutions of the Board of Directors of each Principal Obligor authorizing the making and performance by it of this Amendment, and (C) the names and true signatures of the officers of each Principal Obligor authorized to sign this Amendment;

(iii)          a favorable opinion of each of (i) the general counsel of the Parent, (ii) Allen & Overy, special Luxembourg counsel of the Borrower, (iii) Appleby Spurling Hunter, special Bermudian counsel of the Parent, and (iv) Chadbourne & Parke LLP, special New York counsel of the Paying Agent, each in form and substance acceptable to the Paying Agent;

(iv)          evidence of the consent of CT Corporation System in New York, New York to extend the appointment and designation provided for by Section 10.15(c) of the Agreement to cover the Agreement as amended by this Amendment; and

(v)           such other assurances, certificates, documents, consents or opinions as the Paying Agent, the L/C Issuers or the Required Lenders reasonably may require.

(b)          Any fees required to be paid on or before the Effective Date shall have been paid.

(c)          Unless waived by the Co-Administrative Agents and the Arrangers, the Borrower shall have paid all reasonable Attorney Costs of the Co-Administrative Agents and the Arrangers to the extent invoiced prior to or on the Effective Date, plus such additional amounts of reasonable Attorney Costs as shall constitute its reasonable estimate of reasonable Attorney Costs incurred or to be incurred by it through the amendment closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Paying Agent).

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(d)          That certain Master Assignment and Assumption Agreement dated as of the date hereof (the “Master Assignment”) by and among the Borrower, the Parent, the Paying Agent, each “Non-Extending Bank” party thereto, and each “Increasing Bank” party thereto, reflecting the reallocation of the Commitments, shall have become effective in accordance with the terms thereof.

(e)          The Effective Date shall have occurred on or prior to July 14, 2006.

The Paying Agent shall promptly notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

SECTION 6.           Existing Agreement.  Until the occurrence of the Effective Date, the Agreement, without giving effect to this Amendment, shall continue in full force and effect in accordance with the provisions thereof and the rights and obligations of the parties thereto shall not be affected hereby, all Commitments and Loans thereunder shall continue as set forth therein and all interest accruing and other amounts payable under the Agreement shall continue to accrue and be payable as provided for therein.

SECTION 7.           Miscellaneous.

(a)          The Agreement and this Amendment shall be read, taken and construed as one and the same instrument from and after the Effective Date.

(b)          This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(c)          Any references in the Agreement to “this Agreement”, “hereunder”, “herein” or words of like import, and each reference in any other document executed in connection with the Agreement (including without limitation, the Notes), to “the Agreement”, “thereunder”, “therein” or words of like import, shall, from and after the Effective Date, mean and be a reference to the Agreement as amended hereby.

(d)          This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same agreement.

[THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

TYCO INTERNATIONAL GROUP S.A.
By:	/s/ Kevin O'Kelly-Lynch
Name:	Kevin O'Kelly-Lynch
Title:	Managing Director

TYCO INTERNATIONAL LTD.
By:	/s/ Christopher J. Coughlin
Name:	Christopher J. Coughlin
Title:	Executive Vice President and Chief Financial Officer

BANK OF AMERICA, N.A., as Paying Agent
By:	/s/ John Pocalyko
Name:	John Pocalyko
Title:	Senior Vice President

BANK OF AMERICA, N.A., as a Lender
By:	/s/ John Pocalyko
Name:	John Pocalyko
Title:	Senior Vice President

BANK OF AMERICA, N.A., as L/C Issuer
By:	/s/ John Pocalyko
Name:	John Pocalyko
Title:	Senior Vice President

CITICORP NORTH AMERICA, INC., as a Lender
By:	/s/ Kevin A. Ege
Name:	Kevin A. Ege
Title:	Vice President

ABN AMRO BANK N.V.
By:	/s/ David Carrington
Name:	David Carrington
Title:	Director

By:	/s/ Luc Perrot
Name:	Luc Perrot
Title:	Vice President

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED
By:	/s/ R. Scott McInnis
Name:	R. Scott McInnis
Title:	General Manager, Americas

BANCO BILBAO VIZCAYA ARGENTARIA S.A.
By:	/s/ Jay Levit
Name:	Jay Levit
Title:	Vice President, Global Corporate Banking

By:	/s/ John Martini
Name:	John Martini
Title:	Vice President, Corporate Banking

THE BANK OF NOVA SCOTIA
By:	/s/ Dana Maloney
Name:	Dana Maloney
Title:	Managing Director

BARCLAYS CAPITAL PLC
By:	/s/ Alison McGuigan
Name:	Alison McGuigan
Title:	Associate Director

BAYERISCHE HYPO-UND VEREINSBANK AG, New York Branch
By:	/s/ Marianne Weinzinger
Name:	Marianne Weinzinger
Title:	Director

By:	/s/ Richard Cordover
Name:	Richard Cordover
Title:	Director

BAYERISCHE LANDESBANK NEW YORK BRANCH
By:	/s/ Michael Jakob
Name:	Michael Jakob
Title:	First Vice President

By:	/s/ Norman McClave
Name:	Norman McClave
Title:	First Vice President

BNP PARIBAS
By:	/s/ Rick Pace
Name:	Rick Pace
Title:	Managing Director

By:	/s/ Angela Bentley-Arnold
Name:	Angela Bentley-Arnold
Title:	Director

CREDIT SUISSE, CAYMAN ISLANDS BRANCH
By:	/s/ Jay Cahill
Name:	Jay Cahill
Title:	Director

By:	/s/ James Neira
Name:	James Neira
Title:	Associate

DEUTSCHE BANK AG NEW YORK BRANCH
By:	/s/ Frederick W. Laird
Name:	Frederick W. Laird
Title:	Managing Director

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

WILLIAM STREET CREDIT CORPORATION
By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Assistant Vice President

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND
By:	/s/ Emer Dalton
Name:	Emer Dalton
Title:	Manager

By:	/s/ Niall Casement
Name:	Niall Casement
Title:	Associate

ING BELGIUM NV/SA
By:	/s/ Yves Adler
Name:	Yves Adler
Title:	Director Adjoint

By:	/s/ Jacques Mamere
Name:	Jacques Mamere
Title:	Fondé de pouvoir

JPMORGAN CHASE BANK, N.A.
By:	/s/ Robert T. Sacks
Name:	Robert T. Sacks
Title:	Managing Director

LEHMAN COMMERCIAL PAPER INC.
By:	/s/ Janine M. Shugan
Name:	Janine M. Shugan
Title:	Authorized Signatory

MANUFACTURERS AND TRADERS TRUST COMPANY
By:	/s/ Tracey E. Sawyer Calhoun
Name:	Tracey E. Sawyer Calhoun
Title:	Vice President

MELLON BANK, N.A.
By:	/s/ Daniel J. Lenckos
Name:	Daniel J. Lenckos
Title:	First Vice President

MERRILL LYNCH BANK USA
By:	/s/ David Millett
Name:	David Millett
Title:	Vice President

MIZUHO CORPORATE BANK, LTD.
By:	/s/ Robert Gallagher
Name:	Robert Gallagher
Title:	Senior Vice President

MORGAN STANLEY BANK
By:	/s/ Daniel Twenge
Name:	Daniel Twenge
Title:	Authorized Signatory

THE NORTHERN TRUST COMPANY
By:	/s/ Alex Nikolon
Name:	Alex Nikolon
Title:	Second Vice President

THE ROYAL BANK OF SCOTLAND PLC
By:	/s/ Angela Reilly
Name:	Angela Reilly
Title:	Senior Vice President

SAN PAOLO IMI S.p.A.
By:	/s/ Carlo Persico
Name:	Carlo Persico
Title:	CEO for the Americas

By:	/s/ Robert Wurster
Name:	Robert Wurster
Title:	Senior Vice President

SOCIETE GENERALE
By:	/s/ Ambrish Thanawala
Name:	Ambrish Thanawala
Title:	Managing Director

SUMITOMO MITSUI BANKING CORPORATION
By:	/s/ David A. Buck
Name:	David A. Buck
Title:	Senior Vice President

UBS LOAN FINANCE LLC
By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director, Banking Products Services, US

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director, Banking Products Services, US

WESTPAC BANKING CORPORATION
By:	/s/ Robert F. Bosse
Name:	Robert F. Bosse
Title:	Vice President